UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

April 4, 2016
 Date of Report (Date of Earliest Event Reported)

HP INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 PAGE MILL ROAD, PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 4, 2016, the stockholders of HP Inc. (“HP”) approved an amendment to Article VII of HP’s certificate of incorporation to eliminate cumulative voting in director elections (the “Charter Amendment”), which is more fully described in Proposal 4 of the proxy statement for HP’s 2016 annual meeting (the “2016 Annual Meeting”). In connection with the approval of the Charter Amendment, on April 6, 2016, HP filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware. The Charter Amendment is effective as of April 5, 2016. As a result of the Charter Amendment, commencing with the 2017 annual meeting, HP’s stockholders will not be entitled to cumulative voting in the election of directors. The Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

    At the 2016 Annual Meeting, HP's stockholders voted on the four proposals outlined in HP's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on February 19, 2016 and cast their votes as described below.

Proposal 1
HP’s stockholders elected thirteen individuals to HP's Board of Directors (“Board of Directors”) for the succeeding year or until their successors are duly qualified and elected as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Aida M. Alvarez	1,254,074,962	7,292,621	1,712,581	233,635,368
Shumeet Banerji	1,252,083,126	9,227,992	1,769,046	233,635,368
Carl Bass	1,241,583,590	19,796,480	1,700,094	233,635,368
Robert R. Bennett	1,231,411,034	29,823,839	1,845,291	233,635,368
Charles V. Bergh	1,253,942,417	7,410,160	1,727,587	233,635,368
Stacy Brown-Philpot	1,254,278,434	7,032,024	1,769,706	233,635,368
Stephanie A. Burns	1,249,922,199	11,427,565	1,730,400	233,635,368
Mary Anne Citrino	1,248,774,319	12,661,819	1,644,026	233,635,368
Rajiv L. Gupta	1,242,462,697	18,955,441	1,662,026	233,635,368
Stacey Mobley	1,251,262,087	10,087,118	1,730,959	233,635,368
Subra Suresh	1,254,147,048	7,126,417	1,806,699	233,635,368
Dion J. Weisler	1,256,479,140	4,992,284	1,608,740	233,635,368
Margaret C. Whitman	1,218,713,069	43,018,684	1,348,411	233,635,368

Proposal 2
HP’s stockholders ratified the appointment of Ernst & Young LLP as HP’s independent registered public accounting firm for the fiscal year ending October 31, 2016 as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,475,125,537	17,062,564	4,527,431	0

Proposal 3
HP’s stockholders approved the advisory resolution to approve executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,203,954,597	55,928,285	3,197,282	233,635,368

Proposal 4
HP’s stockholders approved an amendment to HP’s certificate of incorporation to eliminate cumulative voting in director elections as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,176,566,282	83,966,974	2,546,908	233,635,368

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of HP Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP INC.

DATE: April 7, 2016	By:	/s/ Ruairidh Ross
	Name:	Ruairidh Ross
	Title:	Deputy General Counsel and Assistant Secretary

EXHIBIT LIST

Exhibit Number	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of HP Inc.

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